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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - December 2, 2002
                                                          -----------------


                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                       1-10458                  36-3154608
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(State or other jurisdiction     (Commission File Number)     (IRS Employer No.)
      of incorporation)                                        Identification




275 Broadhollow Road
Melville, New York                                             11747
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(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:          (631) 844-1004
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ITEM 9.    Regulation FD Disclosure

         North Fork Bancorporation, Inc. issued a press release (See Exhibit 99.1) today announcing that it will be presenting at the Friedman Billings Ramsey 9th Annual Investor Conference in New York City on Tuesday, December 3 at 2:10p.m. (ET).

         FBR will be hosting a webcast of the conference. North Fork's presentation will be available for viewing by visiting North Fork's website at http://www.northforkbank.com and clicking on FBR Investor Conference - December 3, 2002. A printable version of the presentation slide show will also be available on the North Fork website.





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                                    SIGNATURE
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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 2, 2002




NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy
      -------------------------------
      Daniel M. Healy
      Executive Vice President
      Chief Financial Officer




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